SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
               Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                         Date of Report: January 4, 2005

                          Corgenix Medical Corporation
             (Exact Name of registrant as specified in its charter)


       Colorado             000-24541            93-1223466
   (State or other       Commission File      I.R.S. Employer
   jurisdiction of           Number)        Identification No.)
    incorporation)

12061 Tejon St.
Westminster, Colorado 80234
(Address, including zip code, of principal executive offices)

(303) 457-4345
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

           Item 1.01. Entry Into Material Definitive Agreement.

      As previously reported, Corgenix Medical Corporation ("the Company") and Genesis Bioventures, Inc. ("Genesis") agreed to an extension to the existing Amended and Restated Agreement and Plan of Merger (the "Merger Agreement"). The extension was executed in the form of Amendment No. 1 (the "Amendment") to the Merger Agreement, a copy of which was filed on Form 8-K on October 20, 2004.

The Amendment, among other changes, allowed the Company to terminate the Merger Agreement at any time prior to November 30, 2004 if it were not satisfied with the terms or the progress of the new equity financing. A new equity financing in an amount of at least $6,000,000 is a condition to the closing of the Merger pursuant to section 9.13 of the Merger Agreement. On November 30, 2004, the Company and Genesis agreed to extend the date for obtaining the financing to December 10, 2004. On December 9, 2004, the parties agreed to extend the date to December 31, 2004, and on December 31, 2004, the parties agreed to extend the deadline for terminating the Merger Agreement to January 15, 2005. These extensions are documented as Amendments No. 2, 3 and 4 to the Merger Agreement. Management of Corgenix believes that, given the delays experienced during the holiday season, and given the timing delays that are often associated with seeking funds in overseas markets, it was appropriate and in the best interests of the Company to allow Genesis additional time to pursue the new equity financing.

If commitments for such financing have not been obtained by Genesis in forms satisfactory to the Company, or if progress satisfactory to the Company, in its sole discretion, has not been made towards obtaining such financing, then management anticipates that the Company will terminate the Merger Agreement on January 15, 2005.

References to the Merger Agreement and the amendments are qualified in their entirety to the complete text of such documents filed herewith or previously filed with the Securities and Exchange Commission and incorporated herein by reference. Capitalized terms used herein and not otherwise defined are used as defined in the Merger Agreement, as amended.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibit 2.3 Amendment No. 2 to Amended and Restated Agreement and Plan of Merger, Amendment No. 3 to Amended and Restated Agreement and Plan of Merger, and Amendment No. 4 to Amended and Restated Agreement and Plan of Merger.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. DATED, this 4th day of January, 2005.

                          Corgenix Medical Corporation



                          -------------------------------
                           By: /s/ Douglass T. Simpson
                          Douglass T. Simpson President

      AMENDMENT NO. 2 TO AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER (this "Amendment"), dated as of November 30, 2004, is among Genesis Bioventures, Inc., a New York corporation ("Parent"); GBI Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent ("Acquisition Corp."); and Corgenix Medical Corporation, a Nevada corporation ("Target"), and amends that certain Amended and Restated Agreement and Plan of Merger dated as of May 21, 2004 among the parties hereto (the "Original Agreement").

      WHEREAS, the parties to the Original Agreement desire to amend the Original Agreement as set forth herein.

      NOW, THEREFORE, in consideration of the mutual promises herein made, and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

      1. Amendment and Restatement of Section 14.1(e) of the Original Agreement.
Section 14.1(e) is hereby amended and restated to read as follows:

      "(e) by Corgenix (acting through its board of directors) if at any time prior to December 10, 2004 Corgenix is not satisfied in its sole discretion with the terms of the Takeout Financing or progress made to complete the Takeout Financing, which date Genesis agrees to consider in good faith amendment further if information from potential investors in the Takeout Financing is not provided, or not provided in detail sufficient for Corgenix to make a fully informed decision at that time); or"

      2. Authorization. This Amendment has been duly executed and delivered by each party hereto and constitutes a valid and binding obligation of each such party, enforceable in accordance with its terms.

      3. No Other Amendments. Except as expressly amended hereby, the provisions of the Original Agreement are and shall remain in full force and effect.

      4. Counterparts and Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, and delivered by means of facsimile transmission or otherwise, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement. If any party hereto elects to execute and deliver a counterpart signature page by means of facsimile transmission, it shall deliver an original of such counterpart to each of the other parties hereto within ten days of the date hereof, but in no event will the failure to do so affect in any way the validity of the facsimile signature or its delivery.

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

      GENESIS BIOVENTURES, INC.

      By: s/ E. Greg McCartney
      Name: E. Greg McCartney
      Its: Chairman and CEO

      GBI ACQUISITION CORP.

      By: s/ E. Greg McCartney
      Name: E. Greg McCartney
      Its: Chairman and CEO

      CORGENIX MEDICAL CORPORATION

      By: s/ Luis R. Lopez, MD
      Name: Luis R. Lopez, MD
      Its: CEO

      AMENDMENT NO. 3 TO AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER (this "Amendment"), dated as of December 9, 2004, is among Genesis Bioventures, Inc., a New York corporation ("Parent"); GBI Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent ("Acquisition Corp."); and Corgenix Medical Corporation, a Nevada corporation ("Target"), and amends that certain Amended and Restated Agreement and Plan of Merger dated as of May 21, 2004 among the parties hereto (the "Original Agreement").

      WHEREAS, the parties to the Original Agreement desire to amend the Original Agreement as set forth herein.

      NOW, THEREFORE, in consideration of the mutual promises herein made, and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

      1. Amendment and Restatement of Section 14.1(e) of the Original Agreement.
Section 14.1(e) is hereby amended and restated to read as follows:

      "(e) by Corgenix (acting through its board of directors) if at any time prior to December 31, 2004 Corgenix is not satisfied in its sole discretion with the terms of the Takeout Financing or progress made to complete the Takeout Financing, which date Genesis agrees to consider in good faith amendment further if information from potential investors in the Takeout Financing is not provided, or not provided in detail sufficient for Corgenix to make a fully informed decision at that time); or"

      2. Authorization. This Amendment has been duly executed and delivered by each party hereto and constitutes a valid and binding obligation of each such party, enforceable in accordance with its terms.

      3. No Other Amendments. Except as expressly amended hereby, the provisions of the Original Agreement are and shall remain in full force and effect.

      4. Counterparts and Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, and delivered by means of facsimile transmission or otherwise, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement. If any party hereto elects to execute and deliver a counterpart signature page by means of facsimile transmission, it shall deliver an original of such counterpart to each of the other parties hereto within ten days of the date hereof, but in no event will the failure to do so affect in any way the validity of the facsimile signature or its delivery.

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

      GENESIS BIOVENTURES, INC.

      By: s/ E. Greg McCartney
      Name: E. Greg McCartney
      Its: Chairman and CEO

      GBI ACQUISITION CORP.

      By: s/ E. Greg McCartney
      Name: E. Greg McCartney
      Its: Chairman and CEO

      CORGENIX MEDICAL CORPORATION

      By: s/ Luis R. Lopez, MD
      Name: Luis R. Lopez, MD
      Its: CEO

      AMENDMENT NO. 4 TO AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER (this "Amendment"), dated as of December 31, 2004, is among Genesis Bioventures, Inc., a New York corporation ("Parent"); GBI Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent ("Acquisition Corp."); and Corgenix Medical Corporation, a Nevada corporation ("Target"), and amends that certain Amended and Restated Agreement and Plan of Merger dated as of May 21, 2004 among the parties hereto (the "Original Agreement").

      WHEREAS, the parties to the Original Agreement desire to amend the Original Agreement as set forth herein.

      NOW, THEREFORE, in consideration of the mutual promises herein made, and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

      1. Amendment and Restatement of Section 14.1(e) of the Original Agreement.
Section 14.1(e) is hereby amended and restated to read as follows:

      "(e) by Corgenix (acting through its board of directors) if at any time prior to January 15, 2005 Corgenix is not satisfied in its sole discretion with the terms of the Takeout Financing or progress made to complete the Takeout Financing, which date Genesis agrees to consider in good faith amendment further if information from potential investors in the Takeout Financing is not provided, or not provided in detail sufficient for Corgenix to make a fully informed decision at that time); or"

      2. Authorization. This Amendment has been duly executed and delivered by each party hereto and constitutes a valid and binding obligation of each such party, enforceable in accordance with its terms.

      3. No Other Amendments. Except as expressly amended hereby, the provisions of the Original Agreement are and shall remain in full force and effect.

      4. Counterparts and Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, and delivered by means of facsimile transmission or otherwise, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement. If any party hereto elects to execute and deliver a counterpart signature page by means of facsimile transmission, it shall deliver an original of such counterpart to each of the other parties hereto within ten days of the date hereof, but in no event will the failure to do so affect in any way the validity of the facsimile signature or its delivery.

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

      GENESIS BIOVENTURES, INC.

      By: s/ E. Greg McCartney
      Name: E. Greg McCartney
      Its: Chairman and CEO

      GBI ACQUISITION CORP.

      By: s/ E. Greg McCartney
      Name: E. Greg McCartney
      Its: Chairman and CEO

      CORGENIX MEDICAL CORPORATION

      By: s/ Luis R. Lopez, MD
      Name: Luis R. Lopez, MD
      Its: CEO